Finance result, net	6 Months Ended
Jun. 30, 2025
Finance result, net
Finance result, net

20. Finance result, net

	For the three months		For the six months
	ended June 30,		ended June 30,
	2025	2024	2025	2024
Interest income	3	1,507	3	9,078
Interest cost	(334)	(437)	(365)	(583)
Interest expense on leases	(495)	(427)	(1,012)	(892)
Foreign exchange gains /(losses)	6,657	(27,339)	(11,945)	18,615
Finance result, net	5,831	(26,696)	(13,319)	26,218